SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 26, 2010 (May 24, 2010)

EMERGENT GROUP INC.
(Exact name of Registrant as specified in Charter)

Nevada	0-21475	93-1215401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10939 Pendleton Street, Sun Valley, CA	91352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 394-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of matters to a vote of security holders.

Emergent Group Inc. held an Annual Meeting of Shareholders on May 24, 2010. Management’s slate of four directors were re-elected for one year and until their successors are elected and qualified. The stockholders also ratified the Audit Committee’s selection of Rose, Snyder & Jacobs to continue to serve as the independent auditors for fiscal year ended December 31, 2010.  The following are the voting tabulation results of Proposals numbering 1 and 2 based upon a quorum at the meeting of 6,079,278 shares of Common Stock:

Proposal No. 1 (Election of Directors)

	Bruce J. Haber	Mark Waldron	Howard Waltman	K. Deane Reade, Jr.

FOR	4,012,186	4,088,369	4,359,146	4,283,646
WITHHELD	423,095	346,912	76,135	151,635
BROKER-NON VOTE	1,643,997	1,643,997	1,643,997	1,643,997

Proposal No. 2 (Ratification of Independent Accountants)

FOR	AGAINST	VOTES ABSTAINED
5,980,504	90,890	7,884

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENT GROUP INC. (Registrant)

Dated: May 26, 2010	By:	/s/ Bruce J. Haber
Bruce J. Haber, Chief Executive Officer